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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party Other Than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_]  CONFIDENTIAL, FOR USE
                                           OF THE COMMISSION
[X] DEFINITIVE PROXY STATEMENT             ONLY (AS PERMITTED BY
                                           RULE 14A-6(E)(2))


[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                Western Pennsylvania Adventure Capital Fund, LLC
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                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
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        (Name of Persons Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

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         (2) Aggregate number of securities to which transaction applies:

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             pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                Western Pennsylvania Adventure Capital Fund, LLC
                        2101 Greentree Road, Suite A-113
                         Pittsburgh, Pennsylvania 15220

                       NOTICE OF ANNUAL MEETING OF MEMBERS
                         To Be Held on October 30, 2002

         As a Member of Western Pennsylvania Adventure Capital Fund, LLC (the "Company" or the "Fund"), you are invited to be present, or represented by proxy, at the Annual Meeting of Members, to be held at the Pittsburgh Technology Center, 2nd Floor Training Room, 2000 Technology Drive, Pittsburgh, Pennsylvania on October 30, 2002 at 1:00 p.m., Pittsburgh time, and any adjournments thereof, for the following purposes:

1. To elect G. Richard Patton, Alvin J. Catz, William F. Rooney, Philip J. Samson and Douglas F. Schofield to the Management Committee of the Company for terms of one (1) year. See "Proposal No. 1--Election of Managers" in the Proxy Statement.

2. To ratify the appointment of Goff Backa Alfera & Company, LLC, as the Company's independent certified public accountants for the fiscal year ending December 31, 2002. See "Proposal No. 2--Selection of Auditors" in the Proxy Statement.

3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         Members of record at the close of business on September 27, 2002 are entitled to vote at the Annual Meeting of Members and all adjournments thereof. Since Members holding over a majority of the outstanding Membership Interests in the Company must be represented at the meeting in order to constitute a quorum, all Members are urged either to attend the meeting or to be represented by proxy.

         If you do not expect to attend the meeting in person, please sign, date and return the accompanying proxy in the enclosed reply envelope. Your vote is important regardless of the number of Membership Interests you own. If you later find that you can be present and you desire to vote in person or, for any other reason, desire to revoke your proxy, you may do so at any time before the voting.

                                          By Order of the Management Committee

                                          William F. Rooney
                                          Secretary

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                Western Pennsylvania Adventure Capital Fund, LLC
                        2101 Greentree Road, Suite A-113
                         Pittsburgh, Pennsylvania 15220


                            ANNUAL MEETING OF MEMBERS
                                October 30, 2002

                                 PROXY STATEMENT

     This Proxy Statement and the Notice of Annual Meeting and Form of Proxy accompanying this Proxy Statement, which will be mailed on or about October 7, 2002, are furnished in connection with the solicitation by the Management Committee of Western Pennsylvania Adventure Capital Fund, LLC, a Pennsylvania limited liability company (the "Company" or the "Fund"), of proxies to be voted at the Annual Meeting of Members to be held at the Pittsburgh Technology Center, 2nd Floor Training Room, 2000 Technology Drive, Pittsburgh, Pennsylvania on October 30, 2002 at 1:00 p.m., Pittsburgh time, and any adjournments thereof.

     Holders of record of Membership Interests in the Company at the close of business on September 27, 2002 (the "record date") will be entitled to one vote at the meeting or by proxy for each Membership Interest then held. On the record date, there were 4,222,870 Membership Interests in the Company outstanding. All Membership Interests represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A Member may abstain from voting or may withhold authority to vote for the nominees by marking the appropriate box on the accompanying proxy card, or may withhold authority to vote for an individual nominee by drawing a line through such nominee's name in the appropriate place on the accompanying proxy card. Unless instructions to the contrary are given, each properly executed proxy will be voted, as specified below, to (i) elect G. Richard Patton, Alvin J. Catz, William F. Rooney, Philip
J. Samson and Douglas F. Schofield to the Management Committee of the Company,
(ii) ratify the appointment of Goff Backa Alfera & Company, LLC, as the Company's independent certified public accountants for the fiscal year ending December 31, 2002, and (iii) transact such other business as may properly be brought before the meeting or any adjournment thereof.

     All proxies may be revoked and execution of the accompanying proxy will not affect a Member's right to revoke it by giving written notice of revocation to the Secretary at any time before the proxy is voted or by the mailing of a later-dated proxy. Any Member attending the meeting in person may vote his or her Membership Interests even though he or she has executed and mailed a proxy. A majority of all of the issued and outstanding Membership Interests is required to be present in person or by proxy to constitute a quorum. Managers are elected by a plurality. The favorable vote of the holders of a majority of the Membership Interests represented in person or by proxy at the meeting is required to approve or adopt the other proposal presented to the meeting.

     This Proxy Statement is being solicited by the Management Committee of the Company. The expense of making this solicitation is being paid by the Company and consists of the preparing, assembling and mailing of the Notice of Meeting, Proxy Statement and Proxy, tabulating

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returns of proxies, and charges and expenses of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to Members. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram or in person without additional compensation therefor.

     Upon request made in writing to Alvin J. Catz, Treasurer, Western Pennsylvania Adventure Capital Fund, LLC, 2101 Greentree Road, Suite A-113, Pittsburgh, Pennsylvania 15220, or by e-mail to acatz@wpacf.com, the Company will provide to any Member, free of charge, copies of its most recent annual report on Form 10-K and quarterly report on Form 10-Q. In addition, these and other periodic reports filed by the Company with the Securities and Exchange Commission may also be accessed free of charge through the Commission's web site at "http://www.sec.gov".

                     PROPOSAL NO. 1 -- ELECTION OF MANAGERS

Election of Managers

     The Company's Operating Agreement provides that the Management Committee shall consist of one or more persons as fixed by the Management Committee. Five persons have been nominated to serve as Managers to hold office until the next annual meeting or until their successors shall be duly elected and qualified. It is intended that proxies in the form enclosed granted by the Members will be voted, unless otherwise directed, in favor of electing the following persons as
Managers:

     G. Richard Patton
     Alvin J. Catz
     William F. Rooney
     Philip J. Samson
     Douglas F. Schofield.

     Unless you indicate to the contrary, the persons named in the accompanying proxy will vote it for the election of the nominees named above. If, for any reason, a nominee should be unable to serve as a Manager at the time of the meeting, which is not expected to occur, the persons designated herein as proxies may not vote for the election of any other person not named herein as a nominee for election to the Management Committee. See "Information Concerning Managers and Nominees."

Recommendation

     The Management Committee recommends a vote "FOR" the election of each of the nominees. Proxies solicited by the Management Committee will be voted in favor of this proposal unless a contrary vote or authority withheld is specified.

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                  INFORMATION CONCERNING MANAGERS AND NOMINEES

Managers and Nominees

     Set forth below is information concerning each Manager and nominee for Manager of the Company, including his business experience during at least the past five years, his positions with the Company and certain directorships held by him. Each nominee is currently a Manager of the Company. There are no family relationships among any of the Managers or nominees, nor, except as hereinafter described, are there any arrangements or understandings between any manager and another person pursuant to which he was selected as a manager or nominee. Each Manager is to hold office until the next annual meeting of the Members or until his successor has been elected and qualified.

           Name                      Age
           G. Richard Patton         51
           Alvin J. Catz             63
           William F. Rooney         61
           Philip J. Samson          45
           Douglas F. Schofield      57

G. Richard Patton

     Dr. Patton holds a Ph.D. in Strategic Management and an M.S. in Industrial Administration from the Krannert Graduate School of Management, Purdue University, and a B.S. in Chemistry from the University of Michigan.

     From 1978-1981, Dr. Patton was Vice-President and Chief Administration Officer of the Mellon Institute in Pittsburgh and a senior staff member of the Energy Productivity Center in Washington, D.C. In 1976, Dr. Patton was the recipient of the first General Electric Award for Outstanding Research in the field of strategic planning. He has also been elected Distinguished Professor by several of the University of Pittsburgh Executive M.B.A. classes. In 1995 and 1996, he was selected as a finalist in the Inc. Magazine Entrepreneur of the Year award program. His publication topics and research interests include strategy development, mergers and acquisitions, divestment, turn around management and restructuring strategies, and entrepreneurship.

     Dr. Patton has been a faculty member of the University of Pittsburgh's Joseph M. Katz Graduate School of Business since 1976, and is currently an Associate Professor. He teaches in the area of strategic management, planning and control systems and entrepreneurship and new venture management in graduate and executive programs. He also taught at Carnegie Mellon University's Graduate School of Industrial Administration and at Chulalongkorn University's Graduate Institute of Business Administration in Bangkok, Thailand.

     Dr. Patton is currently an active consultant, with clients that include Fortune 500 firms, family-owned firms, new ventures, and research and industry associates in the U.S., Europe and Asia. His consulting activities include executive development programs, strategy development,

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strategic planning systems design and development, competitive analysis, technology and market assessment and new venture analysis and start-up. He is also active in the venture capital area and has been associated with or consulted on the founding, financing and start-up of several new technology based companies. He also currently serves on the boards of several companies.

     During the past five years, Dr. Patton has held investments in over 30 private placements, including for companies engaged in such diverse businesses as software design, fiber optics, corrugated container manufacture, copier distribution and medical device design and production. The total raised for these private placements from all investors has been in excess of $50 million.

Alvin J. Catz

     Mr. Catz is currently a principal with Catz Consulting Associates, Inc. The firm offers services in the areas of finance/accounting and computers/data processing. He is actively involved in assisting new ventures in all aspects of their early stage development including business plans, financing, organizational, and other typical start-up related issues.

     Mr. Catz has over 25 years of diversified business and financial experience including management consulting, Fortune 500 corporation financial officer, and major certified public accounting firm management. Mr. Catz's background offers an unusual combination of major mature company experience and dynamic smaller growth company experience. This experience includes over five years as Corporate Controller with H. J. Heinz Company in Pittsburgh, Pennsylvania. As Corporate Controller, he was responsible for internal and external accounting and financial reporting, accounting/internal control systems, financial policies, and coordination of employee benefit plans.

     Prior to joining Heinz in 1974, Mr. Catz served as Assistant Corporate Controller for KDI Corporation ("KDI") in Cincinnati, Ohio, a conglomerate with interests in defense, recreation, manufacturing and distribution. During his five year association with KDI, its annual revenues grew from $15 million to $135 million. His earlier experience includes serving as a Group Financial Manager with Cincinnati Milacron, a major machine tool manufacturer based in Cincinnati, Ohio. He began his business career with Peat, Marwick, Mitchell & Co., a major certified public accounting firm.

     Mr. Catz has a Master of Business Administration degree in Advanced Business Economics from Xavier University, and a Bachelor of Business Administration degree in Accounting from the University of Pittsburgh. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. He is a regular lecturer in the University of Pittsburgh's Graduate School of Business. In addition, he has taught Financial Management in the University of Pittsburgh's Graduate School of Business Management Program for Entrepreneurs.

     During the past five years, Mr. Catz has held investments in approximately 15 development stage companies in Western Pennsylvania. He has also assisted numerous development stage companies in their fund raising efforts, including assisting in the preparation of business plans and private placement memoranda.

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William F. Rooney

     Mr. Rooney is an early stage investor and former Vice-President of Sales for Transline Communications Corporation, an international provider of voice and data services to the financial services industry between the U.S. and major financial service centers in Europe, a position he has held since 1995. Transline was acquired by Transaction Network Services, Inc., a NYSE Company, in January, 1999.

     Mr. Rooney has over 30 years of experience in the telecommunications industry including senior management and operating positions. From 1986 to 1994, Mr. Rooney was Vice-President of Sales for Republic Telcom Systems Corporation, a telecommunications company specializing in multiplexer products ("Republic Telcom"). In this capacity, he assisted Republic Telcom in the start up phase and helped to raise funding through venture capital firms. Republic Telcom was successfully acquired by Netrix Corporation in 1994.

     Mr. Rooney holds a B.S. degree in Industrial Management from LaSalle University (1962) and an M.B.A. from Fordham University (1975). Mr. Rooney is an active private investor and currently has investments in eight early stage, high technology companies in various industries.

Philip J. Samson

     Mr. Samson is an independent business consultant. His background includes several appointments within Mellon Bank. From 1981 to 1983, he worked for Mellon's Economics Department where he completed advanced financial modeling assignments. In 1983, he joined Mellon's Corporate Consulting Department where he managed a number of innovative projects including designing a corporate credit scoring system, an internal credit network, a retail bank strategy, and a profitability analysis and tactical plan for credit cards. Mr. Samson became Vice President of Mellon's Credit Card Department in 1989. In this capacity, he was responsible for five portfolio purchases, as well as structuring offerings that secured various affinity contracts. He also initiated numerous profit improvement programs, including line increases, incentive pricing, cross selling and related matters.

     Additionally, in 1985, Mr. Samson acted as an advisor to Peter Ueberroth (then Commissioner of Major League Baseball) to whom he contributed ideas that Mr. Ueberroth incorporated in his proposals to the baseball players and owners during the labor dispute in the summer of 1985. The Commissioner was credited with bringing a quick resolution to the dispute, with the baseball strike lasting only two days. In 1992 and 1993, Mr. Samson was extensively quoted in the financial and computer industry trade press, including a Fortune magazine article titled "Computers That Learn By Doing" for his work involving the financial application of neural networks.

     Mr. Samson left Mellon Bank in 1993. In 1993 and 1994, Mr. Samson conceptualized, developed and implemented a 100% interest rebate credit card offered by a major financial institution. This innovative product has had a marked impact in the credit card industry.

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     Since January, 1998, Mr. Samson has been a vice president and director of
GamesParlor, Inc. (previously KO Interactive, Inc.), a provider of Internet games services to enthusiasts of classic parlor games.

     Philip J. Samson holds an M.B.A. from Pennsylvania State University, and a Bachelor of Science degree in Engineering from the University of Maryland.

Douglas F. Schofield

     Dr. Schofield currently conducts business through his own firm, Schofield Financial Counseling, providing financial advice to individuals and families, and administrative services to families in the handling of their financial affairs.

     Dr. Schofield has sought throughout his career to build a strong foundation in a variety of fields related to finance and planning. In addition to two years working in an analytic and planning capacity in the Federal Government (Transportation Department), Dr. Schofield has 13 years' experience in the banking industry. At Mellon Bank in Pittsburgh, he managed the bank's investment strategy, managed foreign exchange trading worldwide, and planned the bank's statewide expansion through the acquisition of other banks. Thereafter, Dr. Schofield was employed by Equibank and worked with the Chairman in a special capacity raising capital for the bank. For the three years prior to forming his own firm, he worked as president in the firm of French, Schofield & Associates providing comprehensive financial advice to individuals and families.

     Dr. Schofield received a Bachelors degree from Yale University, with honors, in 1967, with a major in Chemistry and Chemical Engineering. He then attended Harvard Business School and received an M.B.A. and a Doctorate in Strategic Planning. Dr. Schofield has taught M.B.A. courses at Atlanta University and at the University of Pittsburgh. He is a past President of the Harvard Business School Association of Pittsburgh and has held several chair positions, as well as served as trustee, for LaRoche College.

     During the past five years, Dr. Schofield has held investments in approximately 15 development stage companies in diverse industries. In addition, he has consulted extensively with owners of closely-held companies during the past decade and has served on the boards of four such companies during this period.

Meetings of the Board of Directors

     In 2001, the Board of Directors of the Company's predecessor, Western Pennsylvania Adventure Capital Fund, a Pennsylvania corporation (the "Predecessor Corporation") conducted 12 meetings. Each member of the Board of Directors of the Predecessor Corporation attended at least 75% of the meetings held during the time he served as a director. The Predecessor Corporation was merged with and into the Company effective February 28, 2002 with the Company as the survivor.

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Committees

     The full Management Committee serves as the Portfolio Companies Valuation Committee and meets as a part of each regularly scheduled Management Committee meetings. In addition, the full Management Committee serves as the Audit Committee and meets with the external auditors at least once during the year. There are no standing committees of the Management Committee.

     In November, 2000, the Predecessor Corporation established four advisory committees, as described below, which have been maintained by the Company.

     Members are invited to serve on these advisory committees. If you desire to serve on one of these committees in the coming years, please complete the Advisory Committee Participation Form at the end of this Proxy Statement and return it with your proxy.

Advisory Committee on Compensation

     This Member advisory committee advises the Management Committee as to compensation of Managers, officers and consultants. The current members are William F. Rooney, Thomas N. Canfield and Joel Nagel.

Advisory Committee on Auditor Relations

     This Member advisory committee advises the Management Committee as to its views concerning the performance of the Company's outside auditors, and makes such recommendations as it deems appropriate to improve the audit function or the Company's relationship with its outside auditors. The current members are Alvin J. Catz, Rosi Littlefield and Theodore Neighbors.

Advisory Committee on Nominations

     This Member advisory committee makes recommendations to the Management Committee based on its evaluation of potential candidates to serve on the Management Committee. The current members are G. Richard Patton, Paul Nowak, Chester Fisher and Rosi Littlefield.

Advisory Committee on Corporate Governance

     This Member advisory committee advises the Management Committee as to all matters of corporate governance. The current members are Douglas F. Schofield, Joel Nagel, Robert Huemmrich and Hal Mendlowitz.

     These Member advisory committees act in an advisory capacity only. The Company's Managers will not, by reason of any advice or recommendations made by these advisory committees, be relieved of their fiduciary obligations to the Company, including the obligation to independently examine the issues underlying any recommendations or advice rendered by these advisory committees, all in accordance with the Company's Operating Agreement. Each Manager must continue to perform his duties to the Company in good faith, act in the best interests of the Company with reasonable care, skill and diligence, and make reasonable investigation as required

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into facts presented to him. In order to ensure that the advisory committees will not be constrained in rendering advice to the Management Committee by the potential disclosure of such advice, the reports of these advisory committees will remain confidential.

                     PROPOSAL NO. 2 -- SELECTION OF AUDITORS

The Proposal

     The Management Committee appointed Goff Backa Alfera & Company, LLC, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. This appointment is being presented to Members for ratification. Goff Backa Alfera & Company, LLC audited the Predecessor Corporation's financial statements for the year ended December 31, 2001.

     A representative of Goff Backa Alfera & Company, LLC is expected to attend the meeting and will be afforded an opportunity to make a statement if he or she desires to do so. This representative is also expected to be available to respond to appropriate questions.

Audit Fees

     Goff Backa Alfera & Company, LLC billed the Predecessor Corporation an aggregate of $17,391 in fees for professional services rendered in connection with the audit of the Predecessor Corporation's financial statements for the year ended December 31, 2001 and for the review of the financial statements included in each of the Predecessor Corporation's quarterly reports on Forms 10-Q during the year ended December 31, 2001.

Financial Information Systems Design and Implementation Fees

     Goff Backa Alfera & Company, LLC did not bill the Predecessor Corporation for the year ended December 31, 2001 for professional services rendered in connection with financial systems design or implementation, the operation of the Predecessor Corporation's information system or the management of its local area network.

All Other Fees

     Goff Backa Alfera & Company, LLC billed the Predecessor Corporation an aggregate of $19,012 in fees for other services rendered to the Predecessor Corporation and its affiliates for the year ended December 31, 2001.

Recommendation

     The Management Committee recommends that the Members vote "FOR" the proposal. Proxies solicited by the Management Committee will be voted in favor of this proposal unless a contrary vote or abstention is specified.

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                    INFORMATION REGARDING EXECUTIVE OFFICERS

     The following table sets forth certain information concerning each individual who currently serves as an executive officer or key employee of the Company. Executive officers are appointed by the Management Committee and serve at the pleasure of the Management Committee. There are no family relationships among the executive officers, nor are there any arrangements or understandings between any executive officer and another person pursuant to which he was selected as an officer except as may be hereinafter described. See "Information Concerning Managers and Nominees" for additional biographical information concerning the executive officers.

     Name                      Age      Title
     G. Richard Patton          51      President and Chief Executive Officer
     Alvin J. Catz              63      Chief Financial Officer and Treasurer
     William F. Rooney          61      Secretary

                      COMPENSATION OF MANAGERS AND OFFICERS

Compensation

     No officer received any remuneration for serving as an officer of the Predecessor Corporation in 2001. Each Manager receives a $300 monthly fee. Generally, Management Committee meetings are held monthly, and more frequently if appropriate. The directors of the Predecessor Corporation earned total compensation of $18,000 during 2001 as follows: G. Richard Patton, $3,600; Alvin
J. Catz, $3,600 Philip J. Samson, $3,600 William F. Rooney, $3,600 and Douglas
F. Schofield, $3,600.

Compensation Committee Interlocks and Insider Participation

     During 2001 and in 2002 through the date of this Proxy Statement, the five nominees served on the Predecessor Corporation's Board of Directors and on the Company's Management Committee. The Company does not have a Compensation Committee. There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving any of these individuals.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of the five members of the Management Committee. In addition, the Advisory Committee on Auditor Relations, which is comprised of Alvin J. Catz, Rosi Littlefield and Theodore Neighbors, advises the Management Committee on matters relating to the financial reporting process. Neither the Audit Committee nor the Advisory Committee on Auditor Relations operates according to a written charter. Since the Company's securities are not traded on Nasdaq or a securities exchange, the Company has not adopted (nor is required to adopt) a written charter for its audit committee.

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     Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors of the Company are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee and the Advisory Committee monitor and oversee these processes.

     Neither the Audit Committee nor the Advisory Committee on Auditor Relations met with management to discuss the audited financial statements of the Predecessor Corporation for the year ended December 31, 2001. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Both the Audit Committee and the Advisory Committee on Auditor Relations discussed with the independent auditors that firm's independence. Based upon these discussions and the fact that non-audit related fees paid to the independent auditors by the Company were minimal, the Audit Committee determined that the provision of non-audit services by its independent auditors was compatible with maintaining the auditor's independence.

     Based upon the above discussions, the Advisory Committee on Auditor Relations concluded that the Management Committee should make the audited consolidated financial statements for the year ended December 31, 2001 available to the Members of the Company. The Audit Committee did not make a separate recommendation to the Management Committee on this matter.

                                       Audit Committee:

                                       G. Richard Patton
                                       Alvin J. Catz
                                       William F. Rooney
                                       Philip J. Samson
                                       Douglas F. Schofield

                                PRINCIPAL MEMBERS

Securities Ownership of Certain Beneficial Owners and Management

     The following table sets forth the number of shares and percentage of Membership Interests beneficially owned as of September 27, 2002 by (i) each person who is known by the Company to own beneficially more than 5% of the Membership Interests, (ii) each Manager and executive officer of the Company, and (iii) all Managers and executive officers of the Company as a group. Unless stated otherwise, each person so named exercises sole voting and investment power as to the Membership Interests so indicated. There were 4,222,870 Membership Interests issued and outstanding as of September 27, 2002. The Company has no other classes of equity authorized.

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     Name and
     Address of                               Membership
     Beneficial Owner                         Interests            Percent

     G. Richard Patton                        25,000               0.6%
     2101 Greentree Road, Suite A-113
     Pittsburgh, Pennsylvania 15220

     William F. Rooney                        20,000               0.5%
     2101 Greentree Road, Suite A-113
     Pittsburgh, Pennsylvania 15220

     Alvin J. Catz                            30,000               0.7%
     2101 Greentree Road, Suite A-113
     Pittsburgh, Pennsylvania 15220

     Philip J. Samson                         30,000               0.7%
     2101 Greentree Road, Suite A-113
     Pittsburgh, Pennsylvania 15220

     Douglas F. Schofield                     180,000              4.3%
     2101 Greentree Road, Suite A-113
     Pittsburgh, Pennsylvania 15220

     PNC Venture Corp.                        333,330              7.9%
     Pittsburgh National Building
     249 Fifth Avenue
     Pittsburgh, PA 15222

     National City Venture Corp.              333,300              7.9%
     1965 East Sixth Street
     Cleveland, OH 44114

     All officers and Managers, as a group, own 285,000 Membership Interests or 6.7% of the total issued and outstanding Membership Interests as of September 27, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Managers, certain of its officers and persons who own more than 10% of the Company's Membership Interests to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to persons who are officers or

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Managers of the Company or holders of 10% of the Predecessor Corporation's common stock were complied with in 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None of the officers and Managers of the Company have had any direct or indirect material transactions involving the Company since January 1, 2001. During 2001, the Company incurred $16,500 for accounting services payable to a consulting firm in which one of the Fund's officers is a significant shareholder. All of the officers and Managers have purchased common stock (subsequently converted into Membership Interests in the merger of the Predecessor Corporation into the Company), directly or indirectly, through one of the Predecessor Corporation's Regulation E offerings.

     Certain of the Company's Managers have co-invested, along with the Company, in the 27 investments in Portfolio Companies that the Company has made as of September 27, 2002. Managers' cash investments in Portfolio Companies in excess of $60,000 as of September 27, 2002 were: Douglas F. Schofield - Webmedx, Inc. (formerly RadNet Corporation), $85,599; Alvin J. Catz - Webmedx, Inc., $140,922; William F. Rooney - CoManage Corporation, $78,000; Philip J. Samson -Neo Linear, $75,000, Entigo Corporation, $85,000, AcceLight Networks, Inc., $80,000 and GamesParlor, Inc., $247,000.

           INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

General Disclosure.

     The Fund does not have an investment adviser and does not pay any investment advisory or management fees. Since January 1, 1999, the Predecessor Corporation's board of directors and the Fund's Management Committee have been responsible for selecting its portfolio securities.

     The Fund is (and the Predecessor Corporation was) responsible for paying the following fees and expenses:

          . To each of its directors, monthly fees of $300, which fees aggregated $18,000 in 2001 and $12,000 in 2002 through August 31, 2002.

          . To a consulting firm controlled by a director of the Fund (and of the Predecessor Corporation), fees for providing accounting services, which fees were $16,500 in 2001 and $13,500 in 2002 through August 31, 2002.

          . Audit and legal fees which were $93,775 in 2001 and $28,942 in 2002 through August 31, 2002.

          . Costs of due diligence and normal operating costs of the Fund (and the Predecessor Corporation), which were $103,783 in 2001 and $67,284 in 2002 through August 31, 2002.

          . Costs of this solicitation, estimated to be $5,500 which will be charged to expense as incurred.

     For the year ended December 31, 2001, the Predecessor Corporation paid its officers $10,800 in board fees. For the year ended December 31, 2000, the Predecessor Corporation paid its officers $10,800 in board fees. For the year ended December 31, 2001, the Predecessor Corporation paid no advisory board fees. For the year ended December 31, 2000, the Predecessor Corporation paid $52,096 in advisory board fees. No member of the Predecessor Corporation's board of directors or the Fund's Management Committee either served on the advisory board or received any advisory board fees.

     The Fund does not have a principal underwriter or Administrator.

                               MEMBERS' PROPOSALS

     To be considered for inclusion in the Company's Proxy Statement for the Annual Meeting of Members to be held in 2003, Member proposals must be sent to the Company (directed to the attention of Office of the Secretary at 2101 Greentree Road, Suite A-113, Pittsburgh, Pennsylvania 15220) for receipt not later than June 10, 2003.

                            GENERAL AND OTHER MATTERS

     Management knows of no matters, other than those referred to in this Proxy Statement, which will be presented to the meeting. However, if any other matters properly come before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

     The Company will bear the expense of preparing, printing and mailing this Proxy Statement, as well as the cost of any required solicitation. In addition to the solicitation of proxies by use of the mails, the Company may use regular employees, without additional compensation, to request, by telephone or otherwise, attendance or proxies previously solicited.

                                       By Order of the Management Committee

                                       William F. Rooney
                                       Secretary

Pittsburgh, Pennsylvania
October 7, 2002

                                      PROXY

                Western Pennsylvania Adventure Capital Fund, LLC
                        2101 Greentree Road, Suite A-113
                         Pittsburgh, Pennsylvania 15220

         The undersigned hereby appoints G. Richard Patton and Alvin J. Catz as Proxies, each with the power to appoint his substitute, to vote all of the Membership Interests of Western Pennsylvania Adventure Capital Fund, LLC, a Pennsylvania limited liability company (the "Company"), held of record by the undersigned on the record date, September 27, 2002, at the Annual Meeting of Members to be held on October 30, 2002, or any adjournment thereof, as directed and, in their discretion, on all other matters which may properly come before the meeting. The undersigned directs said proxies to vote as specified upon the items shown below, which are referred to in the Notice of Annual Meeting and set forth in the Proxy Statement. This Proxy is solicited by the Management Committee, which recommends that you vote FOR each proposal.

         Holders of record of the Company's Membership Interests at the close of business on the record date will be entitled to vote at the Annual Meeting. Holders of Membership Interests will be entitled to one vote for each share then held. Each Member may vote in person or by proxy. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A Member may abstain from voting on any proposal or may withhold authority to vote for any nominee(s) by so indicating below.

         The votes represented by this proxy will be voted as marked by you. However, if you execute and return the proxy unmarked, such votes will be voted FOR all of the proposals. Please mark each box with an "x".


1.       Election of Managers: G. Richard Patton, Alvin J.     NO. OF MEMBERSHIP
         Catz, William F. Rooney, Philip J. Samson and         INTERESTS HELD ________
         Douglas F. Schofield have been nominated.

         FOR     Withheld    Withheld for the                  When Membership Interests are
                 for all     following (write the              held as joint tenants, both
                             nominee's name in                 should sign. When signing as
                             the space below):                 attorney, executor,
                                                               administrator, trustee or
                                                               guardian, please give full title
                                                               as such. If a corporation, please
                                                               sign in full corporate name by
         [_]     [_]          ___________________              the President or other
                                                               authorized officer. If a
                                                               partnership, please sign in the
                                                               partnership name by authorized
                                                               person.

2.       Ratify appointment of Goff Backa Alfera &
         Company, LLC as the Company's independent    Dated:______________, 2002
         auditors.
                                                      __________________________
         FOR       Against      Abstain               Signature

                                                      __________________________
         [_]       [_]          [_]                   Signature if held jointly

                                                      __________________________
                                                      Printed name

                                                      PLEASE SIGN, DATE AND
                                                      RETURN THE PROXY CARD
                                                      PROMPTLY USING THE
                                                      ENCLOSED ENVELOPE.

                      Advisory Committee Participation Form

         If you would like to participate in any of the Advisory Committees, please complete this form and return it with your proxy to:

                                  Alvin J. Catz
                   Western Pennsylvania Adventure Capital Fund
                        2101 Greentree Road, Suite A-113
                              Pittsburgh, PA 15220

         I would like to participate in (choose one):

         ______ the Advisory Committee on Compensation

         ______ the Advisory Committee on Auditor Relations

         ______ the Advisory Committee on Nominations

         ______ the Advisory Committee on Corporate Governance

Describe your qualifications for this position.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Explain why you would like to participate in a Advisory Committee and the types of contributions you hope to make to the Advisory Committee of your choice.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________